                                                                    Exhibit 4.31

                                                               September 2, 2004
                                                                   $5,062,500.00

Direct Pay Letter of Credit  No. S901712

U.S. Bank National Association,
as trustee (the "Trustee")
under the Indenture of Trust
between the Trustee and the CONNECTICUT DEVELOPMENT AUTHORITY (the "Issuer") Dated as of August 1, 2004 (the "Indenture")

Attention: Corporate Trust Department

Ladies and Gentlemen:

      Pursuant to the Reimbursement and Credit Agreement, dated as of August 1, 2004 (the "Reimbursement Agreement"), by and between the CONNECTICUT WATER COMPANY, a corporation duly organized and existing under the laws of the State of Connecticut (the "Applicant") or ("Account Party") and Citizens Bank of Rhode Island (the "Bank"), the Bank hereby establishes in your favor as Trustee for the benefit of the holders of the $5,000,000 Water Facilities Refunding Revenue Bonds (the Connecticut Water Company Project - 2004A Series) (the "Bonds"), the Bank's irrevocable direct pay Letter of Credit No. S901712 for the account of the Applicant. All capitalized terms not defined herein shall have the meanings ascribed thereto in the Indenture.

      Subject to the terms and conditions contained herein, the Bank irrevocably authorizes you to draw, available by your sight draft, in the form of Annex 1 hereto, drawn upon the terms and conditions hereunder set forth on the Bank under this Letter of Credit, up to an aggregate amount not to exceed the Stated Amount (as such term is hereinafter defined and described) as adjusted and reinstated from time to time in accordance with the provisions thereof. However, in no event will the Bank's commitment under this Letter of Credit (a) exceed Five Million and no/100 Dollars ($5,000,000.00) with respect to draws made for the payment of the unpaid principal amount of the Bonds or the portion of the Purchase Price (as such term is defined below) corresponding to the principal of the Bonds, and (b) with respect to draws made for payment of interest on the Bonds or the portion of the Purchase Price corresponding to interest on the Bonds, exceed an amount equal to forty-five (45) days' interest on the Bonds computed in accordance with the Indenture (with a maximum rate of ten percent (10%) per annum on the basis of a 360 day year) (namely $62,500.00).

As used herein:

      (a) "A-Drawing" means a draw made by you under this Letter of Credit with respect to the portion of the Purchase Price which corresponds to the principal amount of the Bonds delivered or deemed delivered to the Trustee pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture.

                                                                    Exhibit 4.31

      (b) "B-Drawing" means a draw made by you under this Letter of Credit with respect to the payment of principal (including without limitation upon maturity, redemption, defeasance or acceleration) on the Bonds.

      (c) "C-Drawing" means a draw made by you under this Letter of Credit with respect to (i) the payment of interest (including without limitation upon maturity, redemption, defeasance or acceleration) on the Bonds, or (ii) the payment of the portion of the Purchase Price which corresponds to the interest amount due on Bonds delivered or deemed delivered to the Trustee pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture.

      (d) "Authorized Officer" means any of your officers or representatives, including, without limitation, those holding the title of President, Vice President, Assistant Vice President, Assistant Secretary or Treasurer.

      (e) "Business Day" means any day (i) that is not a Saturday or Sunday;
(ii) that is a day on which banks located in Hartford, Connecticut and New York, New York are not required or authorized to remain closed; (iii) that is a day on which banking institutions in the cities in which the principal offices of the Trustee, the Bank, the Paying Agent and the Remarketing Agent are located and are not required or authorized to remain closed and (iv) that is a day on which the New York Stock Exchange, Inc. is not closed; (v) when such term is used to describe a day on which a payment, prepaying, or repaying is to be made under the Reimbursement Agreement, any day which is: (A) neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City and (B) a London Banking Day; and (vi) when such term is used to describe a day on which an interest rate determination is to be made under the Reimbursement Agreement, any day which is a London Banking Day.

      (f) "Credit Facility Provider Bonds" means any Bonds which shall, at the time of determination thereof, be held for the benefit of the Bank, which Bonds shall be registered in the records of DTC in the Bank's participant number.

      (g) "Interest Component" means a portion of the Stated Amount available under this Letter of Credit equal to the interest on the Bonds or the portion of Purchase Price corresponding to interest on the Bonds, reduced from time to time in accordance with the terms of this Letter of Credit, but in no event will the Interest Component exceed an amount equal to forty-five (45) days interest on the Bonds computed at a rate of ten percent (10%) per annum in accordance with the Indenture.

      (h) "Principal Component" means a portion of the Stated Amount available under this Letter of Credit equal to the unpaid principal balance of the Bonds, or the portion of the Purchase Price corresponding to the principal of the Bonds, reduced from time to time in accordance with the provisions of this Letter of Credit, but in no event will the Principal Component exceed $5,000,000.

      (i) "Purchase Price" means an amount equal to 100% of the principal amount of, plus unpaid interest on, any bond purchased or deemed to be purchased in accordance with Article III of the Indenture.

                                                                    Exhibit 4.31

      (j) "Stated Amount" means the aggregate amount available for draws under this Letter of Credit which will vary from time to time in accordance with the provisions of this Letter of Credit, but in no event will it exceed $5,062,500.00.

      (k) "UCP" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

      Subject to the terms and conditions hereof, funds under the Bank's commitment under this Letter of Credit are available to you upon receipt by the Bank by delivery in person or overnight courier at its office at 20 Cabot Road, Mail Stop: MMF470, International Department, Medford, Massachusetts 02155 or by facsimile transmission to the Bank at facsimile number (781) 391-8701 (with a certification that the originals have been sent to the Bank) of a request in respect to a drawing under the Bank's commitment, appropriately completed in the form of Annex 1 attached hereto, together with:

      (a) if the drawing is an A-Drawing (Purchase Price), a written certificate in the form of Certificate A attached hereto appropriately completed and signed by an Authorized Officer;

      (b) if the drawing is a B-Drawing (Principal), a written certificate in the form of Certificate B attached hereto appropriately completed and signed by an Authorized Officer.

      (c) if the drawing is a C-Drawing (Interest), a written certificate in the form of Certificate C attached hereto appropriately completed and signed by an Authorized Officer.

      The Bank hereby agrees with you that requests for payment hereunder presented in compliance with the terms of this Letter of Credit will be duly honored by the Bank from funds of the Bank and not from funds received from the Account Party, and that if such request is so presented to the Bank as contemplated above by 4:00 p.m. New York City time (or, for Bonds in a Daily Mode, if notice from the Remarketing Agent is received by 10:45 a.m. New York City time and the request from the Trustee is presented to the Bank by 12:00 Noon New York City time), payment will be made by 12:00 Noon New York City time of the immediately following Business Day (or, for Bonds in a Daily Mode, 2:15 p.m. New York City time on the same Business Day). If such request is presented to the Bank after 4:00 p.m. (or, for Bonds in a Daily Mode, if the notice from the Remarketing Agent is received after 10:45 a.m. New York City time or the request from the Trustee is presented to the Bank after 12:00 Noon New York City time), payment will be made by 12:00 Noon New York City time, on the Business Day immediately following the next Business Day (or, for Bonds in a Daily Mode, 2:15 p.m. New York City time on the immediately following Business Day). Payments by the Bank will be made to you in immediately available funds by wire transfer as you may direct in your request. All payments under this Letter of Credit will be made with our own funds.

      If a request for payment by you hereunder does not, in any way, conform to the terms and conditions of this Letter of Credit, the Bank shall give prompt notice that the request was not effected in accordance with the terms and conditions of this Letter of Credit stating the reasons therefor and that the Bank is holding any documents at your disposal or returning the same to you as you may elect. Upon being notified that the purported negotiation was not

                                                                    Exhibit 4.31

effected in accordance with the Letter of Credit, you may attempt to correct any such nonconforming request for payment, if, and to the extent that, you are entitled and able to do so.

      Drawings hereunder for payment of principal, interest or Purchase Price may only be made from the sums available for such purposes. Any requests for payment hereunder honored by the Bank shall not, in the aggregate, exceed the respective portions of the Stated Amount, as adjusted and reinstated in accordance with the provisions below.

Adjustment to Stated Amount

      (a) Subject only to reinstatement provided for in paragraph (b) below, each drawing honored by the Bank hereunder shall pro tanto reduce the Stated Amount in the following manner: each A-Drawing and each B-Drawing honored by the Bank hereunder will reduce the Principal Component of the Stated Amount and each C-Drawing will reduce the Interest Component of the Stated Amount.

      (b) With respect to any A-Drawing, the Principal Component shall be reinstated upon receipt of, and to the extent specified in paragraph (E) of, your certificate in the form of Annex 2 hereto, delivered to the Bank's office at 20 Cabot Road, Mail Stop: MMF470, International Department, Medford, Massachusetts 02155.

      (c) With respect to a C-Drawing certified by you to have been made in respect of interest payable on an Interest Payment Date (as defined in the Indenture) as a scheduled periodic payment of interest on the Bonds or as a portion of the Purchase Price of Bonds being purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture if you shall not have received, within ten (10) calendar days after any such payment in respect of a C-Drawing, notice from the Bank to the effect that "the Letter of Credit will not be reinstated" then the Interest Component shall be reinstated, as of the close of business on such tenth (10th) calendar day, to the amount stated in paragraph
(H) of the Certificate in the form of Certificate C submitted in connection with such C-Drawing.

      Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in a sight draft drawn hereunder, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such sight draft, and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or any other person who may have made to you or makes to you a demand for payment of principal or of interest on any Bonds. By paying to you an amount demanded in accordance herewith, the Bank makes no representation as to the correctness of the amount demanded.

      This Letter of Credit applies only to the payment of principal, the portion of the Purchase Price of the Bonds corresponding to principal and up to forty-five (45) days' interest (computed as aforesaid) accruing on the Bonds on or prior to the termination or expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal which may be payable with respect thereto after September 1, 2009.

                                                                    Exhibit 4.31

      Notwithstanding any other provision herein, the Bank's commitment under this Letter of Credit shall terminate in full at, and any draft to be drawn hereinafter must be drawn and presented before, the close of business of the Bank on September 1, 2009 (the "Termination Date"), provided, however, that, the Letter of Credit may be renewed for a period of one year (or such other period to which the Bank may agree, in its sole discretion) from the Termination Date (or any future extended expiration date) if (i) a written request for renewal is received by the Bank between September 2, 2007 and 180 days prior to Termination Date (or at least 180 days prior to any future extended expiration date) and
(ii) the Bank, in its sole discretion, elects to grant the request for renewal in writing prior to Termination Date (or prior to any future extended expiration date). This Letter of Credit shall automatically terminate prior to the expiration date specified above upon the earlier of (a) the close of business of the Bank on the twentieth (20th) Business Day following the date that a Notice of Default in the form attached hereto as Annex 4 is received by you from the Bank notifying you of the occurrence of an Event of Default under the Reimbursement Agreement and instructing you to draw on this Letter of Credit to pay the aggregate principal amount of and accrued interest on the Bonds outstanding; (b) the honoring by the Bank of the final drawing available to be made hereunder; (c) the receipt by the Bank of a Notice of Termination in the form attached hereto as Annex 5 signed by an Authorized Officer of the Trustee. This Letter of Credit shall be promptly surrendered by you to the Bank upon its expiration or termination as specified above.

      This Letter of Credit is transferable in whole but not in part only to your successor as Trustee. Any such transfer (including any successive transfer) shall be effective upon receipt by us (which receipt shall be subsequently confirmed in writing to the transferor and the transferee by the Bank) of the following: (a) a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Annex 3 hereto,
(b) the original Letter of Credit and (c) the transfer fee and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor's place; provided that, in such case, any certificates of the Trustee to be provided hereunder shall be signed by one who states therein that he is a duly authorized officer or agent of the transferee.

      Communications with respect to this Letter of Credit shall be addressed to us at Citizens Bank of Rhode Island, 20 Cabot Road, Mail Stop: MMF470, International Department, Medford, Massachusetts 02155, specifically referring to the number of this Letter of Credit. Except as otherwise provided for herein, all notices and other communications provided for herein shall be by express courier, electronic transmission (including facsimile transmission), certified mail or delivery in person to an officer of the intended recipient at the address specified below its name on the signature page or on the first page hereof. All notices and other communications shall be deemed to have been duly given when received.

      To the extent not inconsistent with the express terms hereof this Letter of Credit shall be governed by, and construed in accordance with, the terms of the UCP, except for Article 41 and the first sentence of Article 48(g) thereof. As to matters not governed by the UCP, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of Connecticut, including without limitation Article 5 of Uniform Commercial Code as in effect in the State of Connecticut; provided however, that if this Letter of Credit expires

                                                                    Exhibit 4.31

during an interruption of business (as described in Article 17 of the UCP), the Bank agrees to effect payment under this Letter of Credit if a drawing which strictly conforms to the terms and conditions of this Letter of Credit is made within five (5) days after the resumption of business.

      All payments made by us hereunder shall be made from our funds and not from the funds of any other Person.

      This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.

CITIZENS BANK OF RHODE ISLAND

By:  _____________________________    By: _______________________________
Name: Stephen W. McAleer                  Name: Navin Bhojani
Title:  Vice President                    Title:  Asst. Vice President

                                                                    Exhibit 4.31

                         CERTIFICATE A - PURCHASE PRICE
                           CERTIFICATE FOR "A-DRAWING"

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901712 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (A) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004A Series) (the "Bonds") issued under the Indenture.

      (B) The Trustee is making a drawing under the Letter of Credit in the amount of $____________ with respect to the payment of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof, which Bonds are to be purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture.

      (C) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof.

      (D) The amount demanded hereby does not include any amount in respect of the purchase of any existing Credit Facility Provider Bonds.

      (E) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the purchase of the Bonds pursuant to the Indenture, (2) no portion of any amount shall be applied by the undersigned for any other purpose and (3) no portion of said amount shall be commingled with other funds held by the undersigned.

      (F) Pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture, Bonds in the aggregate amount of $______________ have actually been delivered to the undersigned or have been deemed delivered to the undersigned.

      (G) The Bonds referred to in paragraph (F) above have been or will be registered in the name of the Bank, or its designee or nominee pursuant to the terms of the Indenture.

      As used herein, the terms "Authorized Officer" and "Purchase Price" have the respective meanings assigned to such terms in the Letter of Credit.

                                                                    Exhibit 4.31

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:_________________________________________
                                   Name:
                                   Title: [Authorized Officer]

                                                                    Exhibit 4.31

                          CERTIFICATE B-PRINCIPAL PRICE
                           CERTIFICATE FOR "B-DRAWING"

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901712 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (A) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004A Series) (the "Bonds") issued under the Indenture.

      (B) The Trustee is making a drawing under the Letter of Credit in the amount of $____________ with respect to the payment of the principal of the Bonds, which amount has become due and payable pursuant to the Indenture, upon [maturity, redemption, defeasance or acceleration] of the Bonds. (Cross out any inapplicable portion.)

      (C) The amount demanded hereby does not include any amount in respect of the principal of any Credit Facility Provider Bonds.

      (D) The amount demanded hereon, together with the aggregate of all payments pursuant to B-Drawings and unreimbursed A-Drawings under the Letter of Credit, does not exceed the Principal Component.

      (E) The amount demanded hereby does not exceed the portion of the Stated Amount available on the date hereof to be drawn under the Letter of Credit, does not exceed the Principal Component.

      (F) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the Bonds pursuant to the Indenture, (2) no portion of said amount shall be applied by the undersigned for any other purpose and (3) no portion of said amount shall be commingled with other funds held by the undersigned.

      (G) The amount demanded hereby when applied to payment of the principal owing on the Bonds [will not constitute the final payment of the principal on the Bonds] [will constitute the final payment of principal on the Bonds]. (Cross out the inapplicable portion.)

                                                                    Exhibit 4.31

      As used herein, the terms "Authorized Officer", "A-Drawing", "B-Drawing", "Credit Facility Provider Bonds", "Principal Component", and "Stated Amount" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:_________________________________________
                                 Name:
                                 Title: [Authorized Officer]

                                                                    Exhibit 4.31

                            CERTIFICATE C (INTEREST)
                           CERTIFICATE FOR "C-DRAWING"

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901712 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (A) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004A Series) (the "Bonds") issued under the Indenture.

      (B) The Trustee is making a C-Drawing under the Letter of Credit in the amount of $____________ with respect to the payment of [choose one]:

         ___     (i)    the portion of the Purchase Price corresponding to the
                        interest on Bonds which are to be purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the
                        Indenture;

         ___     (ii)   interest on the Bonds, due and payable on an Interest
                        Payment Date (as defined in the Indenture) as a scheduled periodic payment of interest on the Bonds; or

         ___     (iii)  interest on the Bonds, due and payable upon redemption of the Bonds pursuant to Section 2.9 and Article VI of the Indenture, upon defeasance of the Bonds pursuant to
                        Section 12.1 of the Indenture, upon acceleration of the Bonds under Section 8.2 of the Indenture or upon any purchase or other event not described in the immediately foregoing clause (i) or (ii).

      (C) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of interest on the Bonds.

      (D) The amount demanded hereby does not include any portion of the Stated Amount in respect of interest on any Credit Facility Provider Bonds or in respect of any Bonds held by or for account of the Applicant (whether or not the same are Credit Facility Provider Bonds).

                                                                    Exhibit 4.31

      (E) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the [interest owing on account of the Bonds pursuant to the Indenture] [portion of the Purchase Price of the Bonds pursuant to Sections 2.10, 2.11, 2.12, 2.15 or
2.16 of the Indenture corresponding to interest thereon.] (Cross out any inapplicable portion), (2) no portion of any amount shall be applied by the undersigned for any other purpose and (3) no portion of said amount shall be commingled with other funds held by the undersigned.

      (F) In the case of a drawing being made to pay the portion of the Purchase Price of Bonds being purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or
2.16 of the Indenture corresponding to interest thereon, the Trustee shall release the proceeds of this drawings only to the extent it has received Bonds in an aggregate principal amount equal to the amount of proceeds of the A-Drawing accompanying this drawing and which are being released by the Trustee.

      (G) In the case of a drawing being made pursuant to any redemption, acceleration or purchase (except for purchases pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture), the undersigned is making a simultaneous B-Drawing to pay the principal of all of the Bonds which are being redeemed or so purchased or the maturity of which has been accelerated.

      (H) The C-Drawing made hereunder has been made (check and complete, as applicable):

         ____     (i)   In respect of interest payable on an Interest Payment
                        Date as a scheduled periodic payment of interest on the Bonds or as a portion of the Purchase Price of Bonds being purchased pursuant to Sections 2.10, 2.11, 2.12,
                        2.15 or 2.16 of the Indenture and the Interest Component of the Letter of Credit should be reinstated, subject to the conditions of the terms of the Letter of Credit, to $__________, being an amount equal to forty-five (45) days' interest (computed at the rate of ten percent
                        (10%) per annum, on the basis of a 360 day year), on the outstanding Principal Component of $__________.

         ____     (ii)  In respect of interest payable upon maturity,
                        redemption, defeasance or other event not described in the immediately foregoing clause (i), and accordingly, no reinstatement shall be made to the Interest Component or otherwise to the Stated Amount as a result of this C-Drawing.

      As used herein, the terms "Authorized Officer", "Applicant", "A-Drawing", "B-Drawing", "C-Drawing", "Credit Facility Provider Bonds", "Interest Component", "Principal Component", "Purchase Price" and "Stated Amount" have the respective meanings assigned to such terms in the Letter of Credit.

                                                                    Exhibit 4.31

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:_________________________________________
                                   Name:
                                   Title: [Authorized Officer]

                                                                    Exhibit 4.31

                                     ANNEX 1

                                   SIGHT DRAFT

                                   Address:  Citizens Bank of Rhode Island
                                             20 Cabot Road, Mail Stop: MMF470
                                             International Department
                                             Medford, MA 02155

FOR VALUE RECEIVED
Pay at sight to:
U.S.___________________
(U.S. $_________________)

Charge to account of ________________________

      Irrevocable Direct Pay Letter of Credit No. S901712 dated September 2, 2004 (the "Letter of Credit")

To:      c/o _________________________________
          ____________________________________
          ____________________________________
         Attn: _______________________________
               _______________________________

      The sum drawn does not exceed the Stated Amount, as reduced and reinstated through the date hereof, as provided in the Letter of Credit.

Dated as of the ___ day of _________________ , ______.

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:_________________________________________
                                 Name:
                                 Title: [Authorized Officer]

                                                                    Exhibit 4.31

      The signature below constitutes an endorsement of this Sight Draft:

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:_________________________________________
                                 Name:
                                 Title:  [Authorized Officer]

                                                                    Exhibit 4.31


                                     ANNEX 2

              CERTIFICATE FOR REINSTATEMENT OF PRINCIPAL COMPONENT

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901712 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (A) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004A Series) (the "Bonds") issued under the Indenture.

      (B) The Trustee previously made an A-Drawing on _____________________ [insert date] under the Letter of Credit in the amount of $_______________ and such amount has not been reinstated under the Principal Component of the Letter of Credit.

      (C) The undersigned has not received notice from the Bank that an Event of Default has occurred under the Reimbursement and Credit Agreement dated as of August 1, 2004 (the "Reimbursement Agreement"), between The Connecticut Water Company (the "Account Party") and the Bank.

      (D) The Trustee has either (i) received notice from the Bank that the Bank received a payment in reimbursement of all or part of such A-Drawing or (ii) the Trustee has given irrevocable notice to the Bank, on or prior to 3:00 p.m. New York City time on the Business Day immediately preceding the date hereof (or 10:45 a.m. New York City time on the same Business Day for Bonds in a Daily
Mode), being a date on which the Trustee must give notice that Credit Facility Provider Bonds are being marketed, that the Trustee (a) has payment for the Credit Facility Provider Bonds being marketed, (b) is holding such cash payment for benefit of the Bank and (c) will deposit such cash payment in an account the Bank maintains with the Trustee or deliver such cash payment to the Bank immediately by federal funds wire transfer.

                                                                    Exhibit 4.31

      (E) By filing of this Certificate, you shall reinstate the Principal Component in an amount equal to $____________ being (i) the amount of the cash payment received by the Bank in reimbursement of such A-Drawing or (ii) the amount of the cash payment specified in the notice referred to in paragraph (D) hereof as being received from the purchase of the Credit Facility Provider Bonds being remarketed, or the aggregate of any combination resulting from the operation of the foregoing clauses (i) and (ii), but in any case not in excess of the principal amount of Bonds outstanding at the time of such reinstatement.

      As used herein, the terms "Authorized Officer", "A-Drawing", "Credit Facility Provider Bonds" and "Principal Component" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:_________________________________________
                                    Name:
                                    Title:

                                                                    Exhibit 4.31

                                     ANNEX 3

                              REQUEST FOR TRANSFER

Citizens Bank of Rhode Island
20 Cabot Road
Mail Stop: MMF470
International Department
Medford, MA 02155

DATE: ___________________

RE: CITIZENS BANK STANDBY LETTER OF CREDIT NUMBER S901712

LADIES AND GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

______________________________________________________________
(NAME OF TRANSFEREE)

______________________________________________________________
(STREET ADDRESS)

______________________________________________________________
(CITY, STATE, COUNTRY)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

PLEASE ADVISE THE TRANSFERRED LETTER OF CREDIT THROUGH, (IF APPLICABLE):

______________________________________________________________
(ADVISING BANK)

______________________________________________________________
(STREET ADDRESS)

______________________________________________________________
(CITY, STATE, COUNTRY)

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

                                                                    Exhibit 4.31

THE ORIGINAL LETTER OF CREDIT IS RETURNED HEREWITH TOGETHER WITH ANY AND ALL AMENDMENTS, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE OF THE LETTER OF CREDIT AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

(ENCLOSED IS THE TRANSFER FEE OF ONE THOUSAND DOLLARS ($1,000.00)).

VERY TRULY YOURS,                                  SIGNATURE AUTHENTICATED

                                                    (BANK'S SEAL REQUIRED)
FOR______________________________________
         (BENEFICIARY CO'S NAME)
                                                   BY _________________________

                                                   (BENEFICIARY'S BANK)

BY _______________________________________
            (AUTHORIZED SIGNATURE)

                                                                    Exhibit 4.31

                                     ANNEX 4

                                 DEFAULT NOTICE

                                                      Date: ________________

Registered Mail
Return Receipt Requested/Overnight Courier

(Name and Address of Beneficiary)

Attention:

Re:      Irrevocable Direct Pay Letter of Credit No. S901712
         Occurrence of Event of Default under Reimbursement and Credit Agreement dated as of August 1, 2004 between
         The Connecticut Water Company and Citizens Bank of Rhode Island

Ladies and Gentlemen:

      You are hereby notified that an Event of Default under Section 6 of the above-referenced Reimbursement Agreement has occurred and is continuing. You are hereby directed to draw on the Letter of Credit in an amount sufficient to pay the aggregate principal amount of and accrued interest on the Bonds outstanding.

                                  CITIZENS BANK OF RHODE ISLAND

                                  By:_________________________________________
                                  Name:
                                  Title:

                                                                    Exhibit 4.31

                                     ANNEX 5

                              NOTICE OF TERMINATION

Citizens Bank of Rhode Island
20 Cabot Road
Mail Stop: MMF470
International Department
Medford, MA 02155

Ladies and Gentlemen:

      Reference is hereby made to that certain Irrevocable Direct Pay Letter of Credit No. S901712 dated September 2, 2004 (the "Letter of Credit"), which has been established by you for the account of The Connecticut Water Company (the "Account Party") in favor of U.S. Bank National Association, as Trustee.

      The undersigned hereby certifies and confirms that [(i) no Bonds (as defined in the Letter of Credit) remain Outstanding, (ii) all drawings required to be made and available under the Letter of Credit have been made and honored, or (iii) a Substitute Letter of Credit has been issued to replace the Letter of Credit pursuant to Section 3.11 of the Indenture of Trust, dated as of August 1, 2004, between the Connecticut Development Authority and the Trustee] and, accordingly, the Letter of Credit shall be terminated in accordance with its terms.

      All defined terms used herein which are not otherwise defined shall have the same meaning as in the Letter of Credit.

                                      U.S. BANK NATIONAL ASSOCIATION

                                      By_____________________________________
                                         Title of Authorized Officer

                                                                    Exhibit 4.31

                                                               September 2, 2004
                                                                   $4,606,875.00

Direct Pay Letter of Credit  No. S901713

U.S. Bank National Association,
as trustee (the "Trustee")
under the Indenture of Trust

between the Trustee and the CONNECTICUT DEVELOPMENT AUTHORITY (the "Issuer") Dated as of August 1, 2004 (the "Indenture")

Attention: Corporate Trust Department

Ladies and Gentlemen:

      Pursuant to the Reimbursement and Credit Agreement, dated as of August 1, 2004 (the "Reimbursement Agreement"), by and between the CONNECTICUT WATER COMPANY, a corporation duly organized and existing under the laws of the State of Connecticut (the "Applicant") or ("Account Party") and Citizens Bank of Rhode Island (the "Bank"), the Bank hereby establishes in your favor as Trustee for the benefit of the holders of the $4,550,000 Water Facilities Refunding Revenue Bonds (the Connecticut Water Company Project - 2004B Series) (the "Bonds"), the Bank's irrevocable direct pay Letter of Credit No. S901713 for the account of the Applicant. All capitalized terms not defined herein shall have the meanings ascribed thereto in the Indenture.

      Subject to the terms and conditions contained herein, the Bank irrevocably authorizes you to draw, available by your sight draft, in the form of Annex 1 hereto, drawn upon the terms and conditions hereunder set forth on the Bank under this Letter of Credit, up to an aggregate amount not to exceed the Stated Amount (as such term is hereinafter defined and described) as adjusted and reinstated from time to time in accordance with the provisions thereof. However, in no event will the Bank's commitment under this Letter of Credit (a) exceed Four Million Five Hundred Fifty Thousand and no/100 Dollars ($4,550,000.00) with respect to draws made for the payment of the unpaid principal amount of the Bonds or the portion of the Purchase Price (as such term is defined below) corresponding to the principal of the Bonds, and (b) with respect to draws made for payment of interest on the Bonds or the portion of the Purchase Price corresponding to interest on the Bonds, exceed an amount equal to forty-five
(45) days' interest on the Bonds computed in accordance with the Indenture (with a maximum rate of ten percent (10%) per annum on the basis of a 360 day year) (namely $56,875.00).

As used herein:

      (a) "A-Drawing" means a draw made by you under this Letter of Credit with respect to the portion of the Purchase Price which corresponds to the principal amount of the Bonds delivered or deemed delivered to the Trustee pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture.

                                      -A-8-

                                                                    Exhibit 4.31

      (b) "B-Drawing" means a draw made by you under this Letter of Credit with respect to the payment of principal (including without limitation upon maturity, redemption, defeasance or acceleration) on the Bonds.

      (c) "C-Drawing" means a draw made by you under this Letter of Credit with respect to (i) the payment of interest (including without limitation upon maturity, redemption, defeasance or acceleration) on the Bonds, or (ii) the payment of the portion of the Purchase Price which corresponds to the interest amount due on Bonds delivered or deemed delivered to the Trustee pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture.

      (d) "Authorized Officer" means any of your officers or representatives, including, without limitation, those holding the title of President, Vice President, Assistant Vice President, Assistant Secretary or Treasurer.

      (e) "Business Day" means any day (i) that is not a Saturday or Sunday;
(ii) that is a day on which banks located in Hartford, Connecticut and New York, New York are not required or authorized to remain closed; (iii) that is a day on which banking institutions in the cities in which the principal offices of the Trustee, the Bank, the Paying Agent and the Remarketing Agent are located and are not required or authorized to remain closed and (iv) that is a day on which the New York Stock Exchange, Inc. is not closed; (v) when such term is used to describe a day on which a payment, prepaying, or repaying is to be made under the Reimbursement Agreement, any day which is: (A) neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City and (B) a London Banking Day; and (vi) when such term is used to describe a day on which an interest rate determination is to be made under the Reimbursement Agreement, any day which is a London Banking Day.

      (f) "Credit Facility Provider Bonds" means any Bonds which shall, at the time of determination thereof, be held for the benefit of the Bank, which Bonds shall be registered in the records of DTC in the Bank's participant number.

      (g) "Interest Component" means a portion of the Stated Amount available under this Letter of Credit equal to the interest on the Bonds or the portion of Purchase Price corresponding to interest on the Bonds, reduced from time to time in accordance with the terms of this Letter of Credit, but in no event will the Interest Component exceed an amount equal to forty-five (45) days interest on the Bonds computed at a rate of ten percent (10%) per annum in accordance with the Indenture.

      (h) "Principal Component" means a portion of the Stated Amount available under this Letter of Credit equal to the unpaid principal balance of the Bonds, or the portion of the Purchase Price corresponding to the principal of the Bonds, reduced from time to time in accordance with the provisions of this Letter of Credit, but in no event will the Principal Component exceed $4,550,000.

      (i) "Purchase Price" means an amount equal to 100% of the principal amount of, plus unpaid interest on, any bond purchased or deemed to be purchased in accordance with Article III of the Indenture.

                                                                    Exhibit 4.31

      (j) "Stated Amount" means the aggregate amount available for draws under this Letter of Credit which will vary from time to time in accordance with the provisions of this Letter of Credit, but in no event will it exceed $4,606,875.00.

      (k) "UCP" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

      Subject to the terms and conditions hereof, funds under the Bank's commitment under this Letter of Credit are available to you upon receipt by the Bank by delivery in person or overnight courier at its office at 20 Cabot Road, Mail Stop: MMF470, International Department, Medford, Massachusetts 02155 or by facsimile transmission to the Bank at facsimile number (781) 391-8701 (with a certification that the originals have been sent to the Bank) of a request in respect to a drawing under the Bank's commitment, appropriately completed in the form of Annex 1 attached hereto, together with:

      (a) if the drawing is an A-Drawing (Purchase Price), a written certificate in the form of Certificate A attached hereto appropriately completed and signed by an Authorized Officer;

      (c) if the drawing is a B-Drawing (Principal), a written certificate in the form of Certificate B attached hereto appropriately completed and signed by an Authorized Officer.

      (c) if the drawing is a C-Drawing (Interest), a written certificate in the form of Certificate C attached hereto appropriately completed and signed by an Authorized Officer.

         The Bank hereby agrees with you that requests for payment hereunder presented in compliance with the terms of this Letter of Credit will be duly honored by the Bank from funds of the Bank and not from funds received from the Account Party, and that if such request is so presented to the Bank as contemplated above by 4:00 p.m. New York City time (or, for Bonds in a Daily Mode, if notice from the Remarketing Agent is received by 10:45 a.m. New York City time and the request from the Trustee is presented to the Bank by 12:00 Noon New York City time), payment will be made by 12:00 Noon New York City time of the immediately following Business Day (or, for Bonds in a Daily Mode, 2:15 p.m. New York City time on the same Business Day). If such request is presented to the Bank after 4:00 p.m. (or, for Bonds in a Daily Mode, if the notice from the Remarketing Agent is received after 10:45 a.m. New York City time or the request from the Trustee is presented to the Bank after 12:00 Noon New York City time), payment will be made by 12:00 Noon New York City time, on the Business Day immediately following the next Business Day (or, for Bonds in a Daily Mode, 2:15 p.m. New York City time on the immediately following Business Day). Payments by the Bank will be made to you in immediately available funds by wire transfer as you may direct in your request. All payments under this Letter of Credit will be made with our own funds.

         If a request for payment by you hereunder does not, in any way, conform to the terms and conditions of this Letter of Credit, the Bank shall give prompt notice that the request was not effected in accordance with the terms and conditions of this Letter of Credit stating the reasons therefor and that the Bank is holding any documents at your disposal or returning the same to you as you may elect. Upon being notified that the purported negotiation was not

                                                                    Exhibit 4.31

effected in accordance with the Letter of Credit, you may attempt to correct any such nonconforming request for payment, if, and to the extent that, you are entitled and able to do so.

      Drawings hereunder for payment of principal, interest or Purchase Price may only be made from the sums available for such purposes. Any requests for payment hereunder honored by the Bank shall not, in the aggregate, exceed the respective portions of the Stated Amount, as adjusted and reinstated in accordance with the provisions below.

Adjustment to Stated Amount

      (a) Subject only to reinstatement provided for in paragraph (b) below, each drawing honored by the Bank hereunder shall pro tanto reduce the Stated Amount in the following manner: each A-Drawing and each B-Drawing honored by the Bank hereunder will reduce the Principal Component of the Stated Amount and each C-Drawing will reduce the Interest Component of the Stated Amount.

      (b) With respect to any A-Drawing, the Principal Component shall be reinstated upon receipt of, and to the extent specified in paragraph (E) of, your certificate in the form of Annex 2 hereto, delivered to the Bank's office at 20 Cabot Road, Mail Stop: MMF470, International Department, Medford, Massachusetts 02155.

      (d) With respect to a C-Drawing certified by you to have been made in respect of interest payable on an Interest Payment Date (as defined in the Indenture) as a scheduled periodic payment of interest on the Bonds or as a portion of the Purchase Price of Bonds being purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture if you shall not have received, within ten (10) calendar days after any such payment in respect of a C-Drawing, notice from the Bank to the effect that "the Letter of Credit will not be reinstated" then the Interest Component shall be reinstated, as of the close of business on such tenth (10th) calendar day, to the amount stated in paragraph
(H) of the Certificate in the form of Certificate C submitted in connection with such C-Drawing.

      Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in a sight draft drawn hereunder, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such sight draft, and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or any other person who may have made to you or makes to you a demand for payment of principal or of interest on any Bonds. By paying to you an amount demanded in accordance herewith, the Bank makes no representation as to the correctness of the amount demanded.

      This Letter of Credit applies only to the payment of principal, the portion of the Purchase Price of the Bonds corresponding to principal and up to forty-five (45) days' interest (computed as aforesaid) accruing on the Bonds on or prior to the termination or expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal which may be payable with respect thereto after September 1, 2009.

                                                                    Exhibit 4.31

      Notwithstanding any other provision herein, the Bank's commitment under this Letter of Credit shall terminate in full at, and any draft to be drawn hereinafter must be drawn and presented before, the close of business of the Bank on September 1, 2009 (the "Termination Date"), provided, however, that, the Letter of Credit may be renewed for a period of one year (or such other period to which the Bank may agree, in its sole discretion) from the Termination Date (or any future extended expiration date) if (i) a written request for renewal is received by the Bank between September 2, 2007 and 180 days prior to Termination Date (or at least 180 days prior to any future extended expiration date) and
(ii) the Bank, in its sole discretion, elects to grant the request for renewal in writing prior to Termination Date (or prior to any future extended expiration date). This Letter of Credit shall automatically terminate prior to the expiration date specified above upon the earlier of (a) the close of business of the Bank on the twentieth (20th) Business Day following the date that a Notice of Default in the form attached hereto as Annex 4 is received by you from the Bank notifying you of the occurrence of an Event of Default under the Reimbursement Agreement and instructing you to draw on this Letter of Credit to pay the aggregate principal amount of and accrued interest on the Bonds outstanding; (b) the honoring by the Bank of the final drawing available to be made hereunder; (c) the receipt by the Bank of a Notice of Termination in the form attached hereto as Annex 5 signed by an Authorized Officer of the Trustee. This Letter of Credit shall be promptly surrendered by you to the Bank upon its expiration or termination as specified above.

      This Letter of Credit is transferable in whole but not in part only to your successor as Trustee. Any such transfer (including any successive transfer) shall be effective upon receipt by us (which receipt shall be subsequently confirmed in writing to the transferor and the transferee by the Bank) of the following: (a) a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Annex 3 hereto,
(b) the original Letter of Credit and (c) the transfer fee and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor's place; provided that, in such case, any certificates of the Trustee to be provided hereunder shall be signed by one who states therein that he is a duly authorized officer or agent of the transferee.

      Communications with respect to this Letter of Credit shall be addressed to us at Citizens Bank of Rhode Island, 20 Cabot Road, Mail Stop: MMF470, International Department, Medford, Massachusetts 02155, specifically referring to the number of this Letter of Credit. Except as otherwise provided for herein, all notices and other communications provided for herein shall be by express courier, electronic transmission (including facsimile transmission), certified mail or delivery in person to an officer of the intended recipient at the address specified below its name on the signature page or on the first page hereof. All notices and other communications shall be deemed to have been duly given when received.

      To the extent not inconsistent with the express terms hereof this Letter of Credit shall be governed by, and construed in accordance with, the terms of the UCP, except for Article 41 and the first sentence of Article 48(g) thereof. As to matters not governed by the UCP, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of Connecticut, including without limitation Article 5 of Uniform Commercial Code as in effect in the State of Connecticut; provided however, that if this Letter of Credit expires

                                                                    Exhibit 4.31

during an interruption of business (as described in Article 17 of the UCP), the Bank agrees to effect payment under this Letter of Credit if a drawing which strictly conforms to the terms and conditions of this Letter of Credit is made within five (5) days after the resumption of business.

      All payments made by us hereunder shall be made from our funds and not from the funds of any other Person.

      This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.

CITIZENS BANK OF RHODE ISLAND

By:  _____________________________    By: ___________________________
Name: Stephen W. McAleer              Name: Navin Bhojani
Title:  Vice President                Title:  Asst. Vice President

                                                                    Exhibit 4.31

                         CERTIFICATE A - PURCHASE PRICE
                           CERTIFICATE FOR "A-DRAWING"

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901713 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (A) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) (the "Bonds") issued under the Indenture.

      (B) The Trustee is making a drawing under the Letter of Credit in the amount of $____________ with respect to the payment of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof, which Bonds are to be purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture.

      (C) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof.

      (D) The amount demanded hereby does not include any amount in respect of the purchase of any existing Credit Facility Provider Bonds.

      (E) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the purchase of the Bonds pursuant to the Indenture, (2) no portion of any amount shall be applied by the undersigned for any other purpose and (3) no portion of said amount shall be commingled with other funds held by the undersigned.

      (F) Pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture, Bonds in the aggregate amount of $______________ have actually been delivered to the undersigned or have been deemed delivered to the undersigned.

      (G) The Bonds referred to in paragraph (F) above have been or will be registered in the name of the Bank, or its designee or nominee pursuant to the terms of the Indenture.

      As used herein, the terms "Authorized Officer" and "Purchase Price" have the respective meanings assigned to such terms in the Letter of Credit.

                                                                    Exhibit 4.31

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:_________________________________________
                                  Name:
                                  Title: [Authorized Officer]

                                                                    Exhibit 4.31

                          CERTIFICATE B-PRINCIPAL PRICE
                           CERTIFICATE FOR "B-DRAWING"

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901713 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (F) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) (the "Bonds") issued under the Indenture.

      (G) The Trustee is making a drawing under the Letter of Credit in the amount of $____________ with respect to the payment of the principal of the Bonds, which amount has become due and payable pursuant to the Indenture, upon [maturity, redemption, defeasance or acceleration] of the Bonds. (Cross out any inapplicable portion.)

      (H) The amount demanded hereby does not include any amount in respect of the principal of any Credit Facility Provider Bonds.

      (I) The amount demanded hereon, together with the aggregate of all payments pursuant to B-Drawings and unreimbursed A-Drawings under the Letter of Credit, does not exceed the Principal Component.

      (J) The amount demanded hereby does not exceed the portion of the Stated Amount available on the date hereof to be drawn under the Letter of Credit, does not exceed the Principal Component.

      (F) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the Bonds pursuant to the Indenture, (2) no portion of said amount shall be applied by the undersigned for any other purpose and (3) no portion of said amount shall be commingled with other funds held by the undersigned.

      (G) The amount demanded hereby when applied to payment of the principal owing on the Bonds [will not constitute the final payment of the principal on the Bonds] [will constitute the final payment of principal on the Bonds]. (Cross out the inapplicable portion.)

                                                                    Exhibit 4.31

      As used herein, the terms "Authorized Officer", "A-Drawing", "B-Drawing", "Credit Facility Provider Bonds", "Principal Component", and "Stated Amount" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:_________________________________________
                                    Name:
                                    Title: [Authorized Officer]

                                                                    Exhibit 4.31

                            CERTIFICATE C (INTEREST)
                           CERTIFICATE FOR "C-DRAWING"

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901713 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (A) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) (the "Bonds") issued under the Indenture.

      (B) The Trustee is making a C-Drawing under the Letter of Credit in the amount of $____________ with respect to the payment of [choose one]:

         ___     (i)    the portion of the Purchase Price corresponding to the
                        interest on Bonds which are to be purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the
                        Indenture;

         ___     (ii)   interest on the Bonds, due and payable on an Interest
                        Payment Date (as defined in the Indenture) as a scheduled periodic payment of interest on the Bonds; or

         ___     (iii)  interest on the Bonds, due and payable upon redemption of the Bonds pursuant to Section 2.9 and Article VI of the Indenture, upon defeasance of the Bonds pursuant to
                        Section 12.1 of the Indenture, upon acceleration of the Bonds under Section 8.2 of the Indenture or upon any purchase or other event not described in the immediately foregoing clause (i) or (ii).

      (C) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of interest on the Bonds.

      (D) The amount demanded hereby does not include any portion of the Stated Amount in respect of interest on any Credit Facility Provider Bonds or in respect of any Bonds held by or for account of the Applicant (whether or not the same are Credit Facility Provider Bonds).

                                                                    Exhibit 4.31

      (E) Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the [interest owing on account of the Bonds pursuant to the Indenture] [portion of the Purchase Price of the Bonds pursuant to Sections 2.10, 2.11, 2.12, 2.15 or
2.16 of the Indenture corresponding to interest thereon.] (Cross out any inapplicable portion), (2) no portion of any amount shall be applied by the undersigned for any other purpose and (3) no portion of said amount shall be commingled with other funds held by the undersigned.

      (F) In the case of a drawing being made to pay the portion of the Purchase Price of Bonds being purchased pursuant to Sections 2.10, 2.11, 2.12, 2.15 or
2.16 of the Indenture corresponding to interest thereon, the Trustee shall release the proceeds of this drawings only to the extent it has received Bonds in an aggregate principal amount equal to the amount of proceeds of the A-Drawing accompanying this drawing and which are being released by the Trustee.

      (G) In the case of a drawing being made pursuant to any redemption, acceleration or purchase (except for purchases pursuant to Sections 2.10, 2.11, 2.12, 2.15 or 2.16 of the Indenture), the undersigned is making a simultaneous B-Drawing to pay the principal of all of the Bonds which are being redeemed or so purchased or the maturity of which has been accelerated.

      (H) The C-Drawing made hereunder has been made (check and complete, as applicable):

         ____     (i)   In respect of interest payable on an Interest Payment
                        Date as a scheduled periodic payment of interest on the Bonds or as a portion of the Purchase Price of Bonds being purchased pursuant to Sections 2.10, 2.11, 2.12,
                        2.15 or 2.16 of the Indenture and the Interest Component of the Letter of Credit should be reinstated, subject to the conditions of the terms of the Letter of Credit, to $__________, being an amount equal to forty-five (45) days' interest (computed at the rate of ten percent
                        (10%) per annum, on the basis of a 360 day year), on the outstanding Principal Component of $__________.

         ____    (ii)   In respect of interest payable upon maturity,
                        redemption, defeasance or other event not described in the immediately foregoing clause (i), and accordingly, no reinstatement shall be made to the Interest Component or otherwise to the Stated Amount as a result of this C-Drawing.

      As used herein, the terms "Authorized Officer", "Applicant", "A-Drawing", "B-Drawing", "C-Drawing", "Credit Facility Provider Bonds", "Interest Component", "Principal Component", "Purchase Price" and "Stated Amount" have the respective meanings assigned to such terms in the Letter of Credit.

                                                                    Exhibit 4.31

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:_________________________________________
                                  Name:
                                  Title: [Authorized Officer]

                                                                    Exhibit 4.31

                                     ANNEX 1

                                   SIGHT DRAFT

                                    Address: Citizens Bank of Rhode Island
                                             20 Cabot Road, Mail Stop: MMF470
                                             International Department
                                             Medford, MA 02155

FOR VALUE RECEIVED Pay at sight to:
U.S. __________________
(U.S. $____________________)

Charge to account of ______________________

      Irrevocable Direct Pay Letter of Credit No. S901713 dated September 2, 2004 (the "Letter of Credit")

To:      c/o ______________________________
        ___________________________________
        ___________________________________

        Attn: ________________________
              ________________________

      The sum drawn does not exceed the Stated Amount, as reduced and reinstated through the date hereof, as provided in the Letter of Credit.

Dated as of the ___ day of ______________ , ______.

                                     U.S. BANK NATIONAL ASSOCIATION

                                     By:_______________________________________
                                     Name:
                                     Title: [Authorized Officer]

                                                                    Exhibit 4.31

      The signature below constitutes an endorsement of this Sight Draft:

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:_________________________________________
                                    Name:
                                    Title:  [Authorized Officer]

                                                                    Exhibit 4.31

                                     ANNEX 2

              CERTIFICATE FOR REINSTATEMENT OF PRINCIPAL COMPONENT

Citizens Bank of Rhode Island
20 Cabot Road, Mail Stop: MMF470
International Department
Medford, MA 02155

            Re: Irrevocable Direct Pay Letter of Credit No. S901713 (the "Letter of Credit")

      The undersigned, a duly Authorized Officer of U.S. Bank National Association (the "Trustee"), hereby certifies to Citizens Bank of Rhode Island (the "Bank") that:

      (A) The Trustee is the Trustee under the Indenture of Trust between the Trustee and the Connecticut Development Authority, dated as of August 1, 2004 (the "Indenture") for the holders of the Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) (the "Bonds") issued under the Indenture.

      (B) The Trustee previously made an A-Drawing on _____________________ [insert date] under the Letter of Credit in the amount of $_______________ and such amount has not been reinstated under the Principal Component of the Letter of Credit.

      (C) The undersigned has not received notice from the Bank that an Event of Default has occurred under the Reimbursement and Credit Agreement dated as of August 1, 2004 (the "Reimbursement Agreement"), between The Connecticut Water Company (the "Account Party") and the Bank.

      (D) The Trustee has either (i) received notice from the Bank that the Bank received a payment in reimbursement of all or part of such A-Drawing or (ii) the Trustee has given irrevocable notice to the Bank, on or prior to 3:00 p.m. New York City time on the Business Day immediately preceding the date hereof (or 10:45 a.m. New York City time on the same Business Day for Bonds in a Daily
Mode), being a date on which the Trustee must give notice that Credit Facility Provider Bonds are being marketed, that the Trustee (a) has payment for the Credit Facility Provider Bonds being marketed, (b) is holding such cash payment for benefit of the Bank and (c) will deposit such cash payment in an account the Bank maintains with the Trustee or deliver such cash payment to the Bank immediately by federal funds wire transfer.

                                                                    Exhibit 4.31

      (E) By filing of this Certificate, you shall reinstate the Principal Component in an amount equal to $____________ being (i) the amount of the cash payment received by the Bank in reimbursement of such A-Drawing or (ii) the amount of the cash payment specified in the notice referred to in paragraph (D) hereof as being received from the purchase of the Credit Facility Provider Bonds being remarketed, or the aggregate of any combination resulting from the operation of the foregoing clauses (i) and (ii), but in any case not in excess of the principal amount of Bonds outstanding at the time of such reinstatement.

      As used herein, the terms "Authorized Officer", "A-Drawing", "Credit Facility Provider Bonds" and "Principal Component" have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _______________.

                                     U.S. BANK NATIONAL ASSOCIATION

                                     By:______________________________________
                                     Name:
                                     Title:

                                                                    Exhibit 4.31

                                     ANNEX 3

                              REQUEST FOR TRANSFER

Citizens Bank of Rhode Island
20 Cabot Road
Mail Stop: MMF470
International Department
Medford, MA 02155

DATE: ___________________

RE: CITIZENS BANK STANDBY LETTER OF CREDIT NUMBER S901713

LADIES AND GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_________________________________________________
(NAME OF TRANSFEREE)

_________________________________________________
(STREET ADDRESS)

_________________________________________________
(CITY, STATE, COUNTRY)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

PLEASE ADVISE THE TRANSFERRED LETTER OF CREDIT THROUGH, (IF APPLICABLE):

_________________________________________________
(ADVISING BANK)

_________________________________________________
(STREET ADDRESS)

_________________________________________________
(CITY, STATE, COUNTRY)

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

                                                                    Exhibit 4.31

THE ORIGINAL LETTER OF CREDIT IS RETURNED HEREWITH TOGETHER WITH ANY AND ALL AMENDMENTS, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE OF THE LETTER OF CREDIT AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

(ENCLOSED IS THE TRANSFER FEE OF ONE THOUSAND DOLLARS ($1,000.00)).

VERY TRULY YOURS,                                 SIGNATURE AUTHENTICATED

                                                  (BANK'S SEAL REQUIRED)
FOR______________________________________
          (BENEFICIARY CO'S NAME)
                                                  BY _________________________

                                                 (BENEFICIARY'S BANK)

BY _______________________________________
          (AUTHORIZED SIGNATURE)

                                                                    Exhibit 4.31

                                     ANNEX 4

                                 DEFAULT NOTICE

                                                            Date: ____________

Registered Mail
Return Receipt Requested/Overnight Courier

(Name and Address of Beneficiary)


Attention:

Re:      Irrevocable Direct Pay Letter of Credit No. S901713
         Occurrence of Event of Default under Reimbursement and Credit Agreement dated as of August 1, 2004 between
         The Connecticut Water Company and Citizens Bank of Rhode Island

Ladies and Gentlemen:

      You are hereby notified that an Event of Default under Section 6 of the above-referenced Reimbursement Agreement has occurred and is continuing. You are hereby directed to draw on the Letter of Credit in an amount sufficient to pay the aggregate principal amount of and accrued interest on the Bonds outstanding.

                                CITIZENS BANK OF RHODE ISLAND

                                By:_________________________________________
                                Name:
                                Title:

                                                                    Exhibit 4.31

                                     ANNEX 5

                              NOTICE OF TERMINATION

Citizens Bank of Rhode Island
20 Cabot Road
Mail Stop: MMF470
International Department
Medford, MA 02155

Ladies and Gentlemen:

      Reference is hereby made to that certain Irrevocable Direct Pay Letter of Credit No. S901713 dated September 2, 2004 (the "Letter of Credit"), which has been established by you for the account of The Connecticut Water Company (the "Account Party") in favor of U.S. Bank National Association, as Trustee.

      The undersigned hereby certifies and confirms that [(i) no Bonds (as defined in the Letter of Credit) remain Outstanding, (ii) all drawings required to be made and available under the Letter of Credit have been made and honored, or (iii) a Substitute Letter of Credit has been issued to replace the Letter of Credit pursuant to Section 3.11 of the Indenture of Trust, dated as of August 1, 2004, between the Connecticut Development Authority and the Trustee] and, accordingly, the Letter of Credit shall be terminated in accordance with its terms.

      All defined terms used herein which are not otherwise defined shall have the same meaning as in the Letter of Credit.

                            U.S. BANK NATIONAL ASSOCIATION

                            By _______________________________________
                               Title of Authorized Officer